UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06349

Name of Fund: BlackRock Latin America Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Latin America Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2014

Date of reporting period: 10/31/2014

Item 1 – Report to Stockholders

OCTOBER 31, 2014

ANNUAL REPORT

BlackRock Emerging Markets Fund, Inc.

BlackRock Latin America Fund, Inc.

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	OCTOBER 31, 2014

Shareholder Letter

Dear Shareholder,

The final months of 2013 were generally positive for most risk assets such as equities and high yield bonds even as investors were grappling with uncertainty as to when and by how much the U.S. Federal Reserve would begin to gradually reduce (or “taper”) its asset purchase programs. Higher quality bonds and emerging market investments, however, struggled as Fed tapering became increasingly imminent. When the central bank ultimately announced its tapering plans in mid-December, equity investors reacted positively, as this action signaled the Fed’s perception of real improvement in the economy.

Most asset classes moved higher in the first half of 2014 despite the pull back in Fed stimulus. The year got off to a rocky start, however, as a number of developing economies showed signs of stress and U.S. economic data weakened. Equities declined in January while bond markets found renewed strength from investors seeking relatively safer assets. Although these headwinds persisted, equities were back on the rise in February as investors were assuaged by increasing evidence that the soft patch in U.S. data was temporary and weather-related, and forecasts pointed to growth picking up later in the year.

In the months that followed, interest rates trended lower and bond prices climbed higher in the modest growth environment. Financial markets exhibited a remarkably low level of volatility despite rising tensions in Russia and Ukraine and signs of decelerating growth in China. Equity markets were resilient as investors focused on signs of improvement in the U.S. recovery, stronger corporate earnings, increased merger-and-acquisition activity and, perhaps most importantly, reassurance from the Fed that no changes to short-term interest rates were on the horizon.

In the ongoing low-yield environment, income-seeking investors moved into equities, pushing major indices to record levels. However, as stock prices continued to rise, investors became wary of high valuations and began shedding the stocks that had experienced significant price appreciation in 2013, particularly growth and momentum names. The broad rotation into cheaper valuations resulted in the strongest performers of 2013 struggling most in 2014, and vice versa. Especially hard hit were U.S. small cap and European stocks, where earnings growth had not kept pace with market gains. In contrast, emerging markets benefited from the trend after having suffered heavy selling pressure in early 2014.

Volatility ticked up in the middle of the summer. Markets came under pressure in July as geopolitical turmoil intensified in Gaza, Iraq and Ukraine and financial troubles boiled over in Argentina and Portugal. Investors regained some confidence in August, allowing markets to rebound briefly amid renewed comfort that the Fed would continue to keep rates low and hopes that the European Central Bank would increase stimulus. However, markets swiftly reversed in September as improving U.S. economic indicators raised concerns that the Fed would increase short-term interest rates sooner than previously anticipated. Global credit markets tightened as the U.S. dollar strengthened, ultimately putting a strain on investor flows. High valuations combined with impending rate hikes stoked increasing volatility in financial markets. Escalating geopolitical risks further fueled the fire. The U.S. renewed its involvement in Iraq and the European Union imposed additional sanctions against Russia, while Scottish voters contemplated separating from the United Kingdom.

U.S. risk assets made a comeback in October while other developed markets continued their descent. This divergence in market performance moved in tandem with economic momentum and central bank policy. As the U.S. economy continued to strengthen, the need for monetary policy accommodation diminished. Meanwhile, economies in other parts of the developed world decelerated and central banks in Europe and Japan implemented aggressive measures to stimulate growth.

U.S. large cap stocks were the strongest performers for the six- and 12-month periods ended October 31, 2014. U.S. small caps experienced significantly higher volatility than large caps, but nonetheless generated positive returns. International developed market equities broadly declined while emerging markets posted modest gains. Most fixed income assets produced positive results as rates generally fell. Tax-exempt municipal bonds benefited from a favorable supply-and-demand environment. Short-term interest rates remained near zero, keeping yields on money market securities close to historic lows.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

U.S. financial markets generally outperformed other parts of the world given stronger economic growth and corporate earnings, the continuation of low interest rates and the appeal of relative stability amid rising geopolitical uncertainty.

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2014
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	8.22%	17.27%
U.S. small cap equities (Russell 2000® Index)	4.83	8.06
International equities (MSCI Europe, Australasia, Far East Index)	(4.83)	(0.60)
Emerging market equities (MSCI Emerging Markets Index)	3.74	0.64
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.02	0.05
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	4.29	5.21
U.S. investment-grade bonds (Barclays U.S. Aggregate Bond Index)	2.35	4.14
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.54	7.94
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.05	5.82
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of October 31, 2014	BlackRock Emerging Markets Fund, Inc.

Investment Objective

BlackRock Emerging Markets Fund, Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation by investing in securities, principally equity securities, of issuers in countries having smaller capital markets.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended October 31, 2014, the Fund outperformed the benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

•

Stock selection in South Korea and Brazil represented the top contributors to performance during the period, especially due to positions in the South Korean semiconductor manufacturer SK Hynix, Inc. and the Brazilian private education firm Kroton Educacional SA. SK Hynix benefited from strong semiconductor prices, while Kroton Educacional performed well due to both the favorable terms of its merger with Anhanguera Educacional and the Brazilian government’s pledge to continue supporting education subsidies following President Dilma Rousseff’s re-election. The top individual contributor to performance was the Fund’s position in the Chinese e-commerce company Alibaba Group Holding Limited, which held its initial public offering (“IPO”) in September 2014 and saw its shares post strong gains.

•

Conversely, Piraeus Bank SA from Greece and China Huishan Dairy Holdings Co., Ltd. were the largest detractors. Piraeus Bank underperformed along with Greece’s stock market. China Huishan Dairy Holdings fell as pre-IPO investors sold their shares following the expiration of the lock-up period (the initial period following the IPO when company insiders and majority holder stock sales are restricted). The Fund exited the position. Stock selection and an overweight in Russia also detracted during the period as the conflict with Ukraine intensified and restrictive sanctions were imposed on Russian officials and entities.

Describe recent portfolio activity.

•

During the 12-month period, the Fund increased exposure to South Africa and Taiwan and reduced weightings in Brazil and Russia. In South Africa, the Fund purchased LIFE Healthcare Group based on the company’s strong fundamentals, high quality management and cash-generative business model. The Fund also initiated a position in the Taiwanese firm CTBC Holding, a strong banking franchise that is levered to Taiwanese GDP growth and recovering developed markets, and has access to China’s profitable and under-penetrated life insurance sector. In Brazil, the Fund exited its position in the metals and mining company Vale SA as iron ore prices have been deteriorating, and the re-election of President Rousseff created further uncertainty within the sector. The Fund also sold its position in Sberbank of Russia.

Describe portfolio positioning at period end.

•

Relative to the MSCI Emerging Markets Index, the Fund ended the period with overweights in China and India and an underweight in South Africa. The Fund’s China overweight was based on stocks that are benefiting from large structural themes such as the growth of the internet sector and state-owned-enterprise reform. The overweight in India was driven by optimism surrounding the country’s cyclical upturn and Prime Minister Modi’s reform agenda, which is already having a positive economic impact in India. The Fund also maintained its overall underweight exposure in South Africa where social unrest has continued to be a factor and economic activity has been slowing.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Itau Unibanco Holding SA, Preference Shares – ADR	4%
Taiwan Semiconductor Manufacturing Co., Ltd. – ADR	4
Alibaba Group Holding Ltd.	3
Baidu, Inc. – ADR	3
Bank of China Ltd., Class H	3
Cathay Financial Holding Co., Ltd.	2
SK Hynix, Inc.	2
UBS AG (Shinhan Financial Group Co., Ltd. due 2/22/16)	2
Credicorp Ltd.	2
Hon Hai Precision Industry Co., Ltd.	2

Geographic Allocation	Percent of Long-Term Investments

China	17%
Taiwan	12
South Korea	12
Brazil	11
India	9
Hong Kong	7
Mexico	6
South Africa	4
United States	4
Russia	3
Thailand	2
Peru	2
Philippines	2
Indonesia	2
Greece	2
Poland	2
Ireland	2
Turkey	1

4	ANNUAL REPORT	OCTOBER 31, 2014

BlackRock Emerging Markets Fund, Inc.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	Under normal conditions, the Fund invests at least 80% of its total assets in equity securities of issuers located in countries with developing capital markets.

[3]

A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The MSCI Emerging Markets Index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

Performance Summary for the Period Ended October 31, 2014

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	5.76%	2.86%	N/A	4.71%	N/A	10.42%	N/A
Investor A	5.54	2.46	(2.92)%	4.37	3.25%	10.08	9.49%
Investor B	5.00	1.34	(3.16)	3.37	3.02	9.34	9.34
Investor C	5.03	1.56	0.56	3.48	3.48	9.18	9.18
MSCI Emerging Markets Index	3.74	0.64	N/A	4.64	N/A	10.54	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period[5]	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,057.60	$6.12	$1,000.00	$1,019.26	$6.01	1.18%
Investor A	$1,000.00	$1,055.40	$8.34	$1,000.00	$1,017.09	$8.19	1.61%
Investor B	$1,000.00	$1,050.00	$13.43	$1,000.00	$1,012.10	$13.19	2.60%
Investor C	$1,000.00	$1,050.30	$12.56	$1,000.00	$1,012.96	$12.33	2.43%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

ANNUAL REPORT	OCTOBER 31, 2014	5

Fund Summary as of October 31, 2014	BlackRock Latin America Fund, Inc.

Investment Objective

BlackRock Latin America Fund Inc.’s (the “Fund”) investment objective is to seek long-term capital appreciation by investing primarily in Latin American equity and debt securities.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended October 31, 2014, the Fund outperformed its benchmark, the MSCI Emerging Markets Latin America Index.

What factors influenced performance?

•

The Fund received positive contributions from stock selection in Brazil and an underweight to Chile. Stock selection in Mexico and an underweight and stock selection in Colombia also added to returns. Notable individual contributors included overweights to the Brazilian secondary education provider Kroton Educacional SA, the Brazilian insurance company BB Seguridade Participacoes SA and the Brazilian bank Itau Unibanco Holding SA, Preference Shares – ADR, as well as lack of exposure to the Colombian oil company Ecopetrol. Kroton Educacional, whose merger with Anhanguera Educacional created one of the largest publicly traded education companies in the world, continued to post consistently positive results and has been helped by strong student intake. BB Seguridade Participacoes posted strong operational and financial results in the early part of the period, and continued to benefit from increased insurance product penetration in the Banco do Brasil branch network. Itau Unibanco Holding, Brazil’s largest private sector bank, initially benefited from the uncertainty surrounding the Brazilian presidential election, then outperformed a falling market given its positioning to post strong results in 2015.

•

During the period, the Fund’s cash position detracted from performance relative to the benchmark index. An overweight to Brazil also detracted but was more than offset by strong stock selection. Stock selection in Peru weighed on returns but was also offset by an overweight position there. The largest individual detractors during the period were an underweight to America Movil SAB de CV, Series L – ADR, a lack of holdings in the Brazilian regional jet manufacturer Embraer S.A., an overweight to Brazilian industrial name Mills Estruturas e Servicos de Engenharia SA and a lack of exposure to the mining firm Grupo Mexico. The Fund’s underweight to America Movil was predicated on regulatory concerns and issues with the company’s use of capital to invest in very competitive markets in Europe; however, the company performed well based on its move to sell assets in order to comply voluntarily with recent regulatory changes. Mills Estruturas e Servicos de Engenharia underperformed due to weakening demand for its industrial rental division as well as for its residential division.

Describe recent portfolio activity.

•

During the 12-month period, the Fund reduced exposure to Brazil and Chile, while increasing exposure to Mexico and Colombia. In addition, the Fund exited Panama, represented by the airline Copa Holdings SA, due to concerns regarding the company’s cash balance in Venezuela. In Brazil, the Fund reduced exposure to the state-owned oil company Petrobras (Petróleo Brasileiro SA) given the outcome of the country’s presidential election, as a continuation of the current administration may lead to more government intervention in the energy sector. The Fund’s position in the Brazilian miner Vale SA was also reduced due to ongoing weakness in iron ore prices and decreased demand from China. Additionally, the Fund rotated some banking exposure within Brazil by reducing Itau Unibanco Holding SA, Preference Shares – ADR and adding to Banco Bradesco SA – ADR. The Fund also exited Banco do Brasil and BM&F BOVESPA. In Chile, the Fund reduced exposure to SACI Falabella given a slowing Chilean economy and exited Banco Santander Chile – ADR. In Mexico, the Fund added to its construction and FIBRA/property sector holdings (a FIBRA is an investment trust dedicated to the acquisition and development of real estate in Mexico held for leasing). In Colombia, the Fund added to its financials position via Grupo Aval SA.

Describe portfolio positioning at period end.

•

With the Brazilian election decided, all focus was on whether re-elected President Rousseff will implement changes in macroeconomic policy to improve confidence and investment in the country’s economy. As of period end, the Fund’s considerably smaller overweight in Brazil compared with earlier in the year was focused on high quality stocks that the investment advisor believed would continue to perform well whether or not there is economic improvement there. In Mexico, third-quarter results continued to show a very slow and gradual economic and earnings recovery, and Chile continues to digest reform proposals from President Bachelet, with the economy further weakened by lower copper prices. The Fund had a neutral weighting in Mexico and an underweight position in Chile as of period end. Peru stood as the Fund’s largest overweight given expectations for a strong economy there in 2015.

6	ANNUAL REPORT	OCTOBER 31, 2014

BlackRock Latin America Fund, Inc.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Itau Unibanco Holding SA, Preference Shares – ADR	10%
Banco Bradesco SA – ADR	7
AMBEV SA	6
BB Seguridade Participacoes SA	5
Kroton Educacional SA	5
Cemex SAB de CV – ADR	5
BRF SA – ADR	4
Petroleo Brasileiro	4
America Movil SAB de CV	4
Credicorp Ltd.	4

Geographic Allocation	Percent of Long-Term Investments

Brazil	61%
Mexico	30
Peru	6
Colombia	2
Chile	1

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, if any, transaction costs and other operating expenses, including investment advisory fees. Institutional Shares do not have a sales charge.

[2]	Under normal market conditions, the Fund will invest at least 80% of its total assets in Latin American securities.

[3]	A free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of emerging markets in Latin America.

Performance Summary for the Period Ended October 31, 2014

		Average Annual Total Returns[4]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(0.66)%	(2.51)%	N/A	(0.20)%	N/A	13.38%	N/A
Investor A	(0.80)	(2.78)	(7.89)%	(0.47)	(1.53)%	13.07	12.46%
Investor B	(1.26)	(3.71)	(8.04)	(1.35)	(1.74)	12.32	12.32
Investor C	(1.18)	(3.57)	(4.54)	(1.26)	(1.26)	12.18	12.18
MSCI Emerging Markets Latin America Index	(1.76)	(5.68)	N/A	(0.52)	N/A	12.70	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 9 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

ANNUAL REPORT	OCTOBER 31, 2014	7

BlackRock Latin America Fund, Inc.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period[5]	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$993.40	$5.98	$1,000.00	$1,019.21	$6.06	1.19%
Investor A	$1,000.00	$992.00	$7.43	$1,000.00	$1,017.74	$7.53	1.48%
Investor B	$1,000.00	$987.40	$12.07	$1,000.00	$1,013.06	$12.23	2.41%
Investor C	$1,000.00	$988.20	$11.38	$1,000.00	$1,013.76	$11.52	2.27%

[5]

For each class of the Fund, expenses are equal to the annualized net expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 9 for further information on how expenses were calculated.

8	ANNUAL REPORT	OCTOBER 31, 2014

About Fund Performance

•	Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and dividend reinvestments by current holders or for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on pages 5 and 7 assume reinvestment of all distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. In certain periods, the Funds’ investment advisor waived a portion of its fees. Without such waiver, the Funds’ performance would have been lower.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on May 1, 2014 and held through October 31, 2014) are intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ANNUAL REPORT	OCTOBER 31, 2014	9

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower distributions paid to shareholders and/or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

10	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments October 31, 2014	BlackRock Emerging Markets Fund, Inc. (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Brazil — 10.2%
Banco Nacional SA, Preference Shares (a)	42,567,626	$172
BB Seguridade Participacoes SA	510,464	6,810,581
BRF SA	368,459	9,589,540
Itau Unibanco Holding SA, Preference Shares — ADR	2,062,858	30,447,784
Kroton Educacional SA	2,298,653	16,382,506
Petroleo Brasileiro SA — ADR	801,567	9,378,334
Suzano Papel e Celulose SA, Preference ‘A’ Shares	2,843,172	12,001,929

		84,610,846
China — 15.9%
Alibaba Group Holding Ltd. — SP ADR (a)	270,452	26,666,567
Anhui Conch Cement Co., Ltd., Class H (b)	2,378,000	7,787,624
Baidu, Inc. — ADR (a)	103,404	24,689,773
Bank of China Ltd., Class H	44,641,200	21,367,553
CITIC Securities Co. Ltd., Class H	874,500	2,182,014
Haitong Securities Co. Ltd., Class H	4,408,000	7,568,193
Huadian Fuxin Energy Corp., Ltd.	15,370,000	8,843,015
Jiangxi Copper Co. Ltd., Class H	2,171,000	3,856,299
PetroChina Co. Ltd., Class H	5,646,000	7,068,473
Tencent Holdings Ltd.	387,910	6,234,592
ZTE Corp., Class H	6,301,208	15,280,676

		131,544,779
Greece — 1.7%
OPAP SA	671,744	8,138,141
Piraeus Bank SA (a)(b)	3,884,976	5,649,622

		13,787,763
Hong Kong — 6.8%
AIA Group Ltd.	2,436,000	13,593,915
ASM Pacific Technology Ltd.	715,700	7,873,054
China Merchants Holdings International Co. Ltd.	2,370,467	7,493,042
Haier Electronics Group Co. Ltd.	3,636,000	9,820,309
Melco Crown Entertainment Ltd. — ADR	317,547	8,618,226
Sands China Ltd.	1,359,200	8,477,475

		55,876,021
India — 8.1%
Axis Bank, Ltd.	1,123,696	8,041,564
Dr. Reddy’s Laboratories Ltd. — ADR	172,789	9,035,137
ICICI Bank Ltd. — ADR	223,328	12,586,766
ITC Ltd.	1,325,048	7,661,929
Larsen & Toubro Ltd.	216,715	5,840,778
Sun Pharmaceutical Industries Ltd.	461,483	6,351,372
Tata Motors Ltd. — ADR	204,688	9,640,805
Tata Steel Ltd.	1,028,196	8,207,254

		67,365,605
Common Stocks	Shares	Value
Indonesia — 2.0%
Astra International Tbk PT	6,411,124	$3,594,788
Bank Central Asia Tbk PT	12,176,524	13,145,045

		16,739,833
Ireland — 1.4%
Dragon Oil PLC	1,383,792	11,947,272
Mexico — 6.2%
Cemex SAB de CV (a)	13,906,584	17,132,478
Grupo Aeroportuario del Pacifico SAB de CV, Class B	1,378,927	9,381,772
Grupo Financiero Banorte SAB de CV, Series O	1,267,392	8,130,697
Grupo Televisa SAB — ADR	288,841	10,438,714
Kimberly-Clark de Mexico SAB de CV, Class A	2,561,615	5,929,307

		51,012,968
Peru — 2.2%
Credicorp Ltd.	111,573	17,963,253
Philippines — 2.0%
BDO Unibank, Inc.	5,820,290	12,704,390
Philippine Long Distance Telephone Co.	57,900	4,048,555

		16,752,945
Poland — 1.5%
Powszechna Kasa Oszczednosci Bank Polski SA	1,122,212	12,482,793
Russia — 3.1%
Lukoil OAO — ADR	128,297	6,292,291
Magnit OJSC — GDR	86,231	5,787,767
Mail.ru Group Ltd. — GDR (a)	147,607	3,584,312
MMC Norilsk Nickel OJSC — ADR	253,579	4,731,573
NovaTek OAO — GDR	46,950	5,056,176

		25,452,119
South Africa — 3.8%
Life Healthcare Group Holdings Ltd.	2,549,903	9,642,710
Mr. Price Group Ltd.	341,395	7,068,354
Sanlam Ltd.	1,584,448	10,012,190
Sasol Ltd.	100,853	5,036,115

		31,759,369
South Korea — 9.2%
Hyundai Motor Co.	30,818	4,890,249
NCSoft Corp.	23,981	3,303,719
POSCO	46,824	13,524,506
Samsung Electronics Co. Ltd.	4,366	5,091,378
SK Hynix, Inc. (a)	406,065	18,108,180
SK Telecom Co. Ltd.	62,519	15,667,196
Wonik IPS Co. Ltd. (a)	1,239,734	15,667,749

		76,252,977

Portfolio Abbreviations

ADR	American Depositary Receipts
BRL	Brazilian Real
GDR	Global Depositary Receipt
NVDR	Non-voting Depository Receipts
PCL	Public Company Limited
USD	U.S. Dollar

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	11

Schedule of Investments (continued)	BlackRock Emerging Markets Fund, Inc. (Percentages shown are based on Net Assets)

Common Stocks		Shares		Value
Taiwan — 11.8%
Cathay Financial Holding Co. Ltd.		11,787,650		$19,430,352
CTBC Financial Holding Co. Ltd.		14,313,000		10,037,429
Delta Electronics, Inc.		1,296,000		7,774,955
Hon Hai Precision Industry Co. Ltd.		5,594,582		17,706,835
MediaTek, Inc.		600,000		8,569,774
Pixart Imaging, Inc.		2,501,000		5,555,035
Taiwan Semiconductor Manufacturing Co. Ltd. — ADR		1,311,923		28,888,544

				97,962,924
Thailand — 2.2%
Kasikornbank PCL — NVDR		1,638,100		11,867,994
Siam Commercial Bank PCL — NVDR		1,175,700		6,411,130

				18,279,124
Turkey — 1.1%
Turkiye Garanti Bankasi AS		2,215,208		8,645,720
United States — 3.6%
Cognizant Technology Solutions Corp., Class A (a)		244,138		11,926,141
First Cash Financial Services, Inc. (a)		164,617		9,725,572
Samsonite International SA		2,516,600		8,361,970

				30,013,683
Total Common Stocks — 92.8%				768,449,994
Participation Notes	Par (000)				Value
South Korea — 2.2%
UBS AG (Shinhan Financial Group Co., Ltd. due 2/22/16) (a)	USD		384		$18,074,593
Total Long-Term Investments (Cost — $666,323,021) — 95.0%					786,524,587

Short-Term Securities	Shares
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (c)(d)			43,360,200		43,360,200

			Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (c)(d)(e)	USD		2,234		2,234,028
Total Short-Term Securities (Cost — $45,594,228) — 5.5%					45,594,228
Total Investments (Cost — $711,917,249) — 100.5%					832,118,815
Liabilities in Excess of Other Assets — (0.5)%					(4,118,424)

Net Assets — 100.0%					$828,000,391

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	Investments in issuers considered to be an affiliate of the Fund during the year ended October 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at October 31, 2013	Net Activity	Shares/Beneficial Interest Held at October 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	12,203,141	31,157,059	43,360,200	$6,887
BlackRock Liquidity Series, LLC, Money Market Series	$2,485,950	$(251,922)	$2,234,028	$756,886

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

12	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (continued)	BlackRock Emerging Markets Fund, Inc.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, please refer to Note 2 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Brazil	$84,610,674	—	$172	$84,610,846
China	51,356,340	$80,188,439	—	131,544,779
Greece	—	13,787,763	—	13,787,763
Hong Kong	8,618,226	47,257,795	—	55,876,021
India	39,304,272	28,061,333	—	67,365,605
Indonesia	—	16,739,833	—	16,739,833
Ireland	—	11,947,272	—	11,947,272
Mexico	51,012,968	—	—	51,012,968
Peru	17,963,253	—	—	17,963,253
Philippines	—	16,752,945	—	16,752,945
Poland	—	12,482,793	—	12,482,793
Russia	5,210,827	20,241,292	—	25,452,119
South Africa	—	31,759,369	—	31,759,369
South Korea	—	76,252,977	—	76,252,977
Taiwan	28,888,544	69,074,380	—	97,962,924
Thailand	—	18,279,124	—	18,279,124
Turkey	—	8,645,720	—	8,645,720
United States	21,651,713	8,361,970	—	30,013,683
Participation Notes	—	18,074,593	—	18,074,593
Short-Term Securities	43,360,200	2,234,028	—	45,594,228

Total	$351,977,017	$480,141,626	$172	$832,118,815

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$4,030,312	—	—	$4,030,312
Liabilities:
Collateral on securities loaned at value	—	$(2,234,028)	—	(2,234,028)

Total	$4,030,312	$(2,234,028)	—	$1,796,284

There were no transfers between Level 1 and Level 2 during the year ended October 31, 2014.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	13

Schedule of Investments (concluded)	BlackRock Emerging Markets Fund, Inc.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Participation Notes	Rights	Total
Assets:
Opening Balance, as of October 31, 2013	—	$14,452,014	$68,725	$14,520,739
Transfers into Level 3	—	—	—	—
Transfers out of Level 3[1]	—	(10,989,356)	—	(10,989,356)
Accrued discounts/premiums	—	—	—	—
Net realized gain (loss)	—	(472,754)	—	(472,754)
Net change in unrealized appreciation/depreciation[2,3]	$172	41,237	(68,725)	(27,316)
Purchases	—	1,854,775	—	1,854,775
Sales	—	(4,885,916)	—	(4,885,916)

Closing Balance, as of October 31, 2014	$172	—	—	$172

Net change in unrealized appreciation/depreciation on investments still held at October 31, 2014[3]	$172	—	—	$172

1   As of October 31, 2013, the Fund used significant unobservable inputs in determining the value of certain investments. As of October 31, 2014, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $10,989,356 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2] Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[3] Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at October 31, 2014, is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

14	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments October 31, 2014	BlackRock Latin America Fund, Inc. (Percentages shown are based on Net Assets)

Common Stocks		Shares		Value
Brazil — 56.4%
AMBEV SA, ADR		2,584,000		$17,261,120
Arezzo Industria e Comercio SA		53,000		613,867
Banco Bradesco SA — ADR		1,400,000		20,972,000
BB Seguridade Participacoes SA		1,225,000		16,343,880
BR Properties SA		300,000		1,515,800
BRF SA — ADR		525,000		13,676,250
CCR SA		740,000		5,509,908
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares		165,000		6,918,560
Cielo SA		315,000		5,172,666
Cosan Logistica SA (a)		430,000		720,166
Cosan Ltd., Class A		72,000		762,480
Cosan SA Industria e Comercio		430,000		6,002,542
Fibria Celulose SA (a)		38,000		460,220
Fibria Celulose SA — Sponsored ADR (a)		62,000		758,260
Gerdau SA — ADR		345,000		1,562,850
Gerdau SA, Preference Shares		335,000		1,499,314
Hypermarcas SA (a)		310,000		2,165,584
Iguatemi Empresa de Shopping Centers SA		135,000		1,367,489
Itau Unibanco Holding SA, Preference Shares — ADR		2,000,000		29,520,000
Klabin SA, Preference Shares		350,000		1,730,296
Kroton Educacional SA		2,225,000		15,857,581
Lojas Renner SA		7,000		209,613
Marcopolo SA, Preference Shares		1,217,000		2,082,441
Petroleo Brasileiro SA — ADR		1,045,000		12,467,650
Raia Drogasil SA		198,000		1,797,094
Transmissora Alianca de Energia Eletrica SA		210,000		1,559,385
Ultrapar Participacoes SA		255,000		5,562,270
Vale SA, Preference Shares — ADR		650,000		5,694,000

				179,763,286
Chile — 1.4%
CorpBanca		150,000,000		2,016,614
SACI Falabella		350,000		2,565,847

				4,582,461
Colombia — 1.7%
Cemex Latam Holdings SA (a)		291,000		2,596,724
Grupo Aval Acciones y Valores, ADR		205,000		2,763,400

				5,360,124
Mexico — 29.0%
Alfa SAB de CV, Series A		2,706,000		8,622,628
Alpek SA de CV (b)		614,000		1,086,084
Alsea SAB de CV (a)		385,100		1,202,807
America Movil SAB de CV, Series L — ADR		500,000		12,205,000
Arca Continental SAB de CV		208,443		1,342,332
Cemex SAB de CV — ADR (a)		1,150,000		14,145,000
Concentradora Fibra Hotelera Mexicana SA de CV		622,000		1,041,574
Fibra Uno Administracion SA de CV		1,450,000		5,039,265
Fomento Economico Mexicano SAB de CV — ADR		107,000		10,297,680
Genetra SAB de CV		1,600,000		3,563,279
Grupo Aeroportuario del Pacifico SAB de CV, Class B		158,887		1,081,016
Grupo Financiero Banorte SAB de CV, Series O		650,000		4,169,943
Grupo Sanborns SA de CV		1,100,000		1,760,327
Grupo Televisa SAB — ADR		300,000		10,842,000
Common Stocks			Shares		Value
Mexico (concluded)
Kimberly-Clark de Mexico SAB de CV, Class A			950,000		$2,198,942
Mexico Real Estate Management SA de CV (a)			1,217,000		2,210,550
PLA Administradora Industrial S de RL de CV (a)			1,100,000		2,549,411
Wal-Mart de Mexico SAB de CV, Series V			3,950,000		9,131,235

					92,489,073
Peru — 5.7%
Compania de Minas Buenaventura SA — ADR			275,000		2,530,000
Credicorp Ltd.			75,000		12,075,000
Grana y Montero SA — ADR			112,000		1,536,640
Southern Copper Corp.			75,000		2,158,500

					18,300,140
Total Common Stocks — 94.2%					300,495,084

Corporate Bonds			Par (000)
Brazil — 0.7%
Hypermarcas SA:
3.00%, 10/15/15	BRL		1,648		856,289
11.30%, 10/15/18			1,099		295,730
Klabin SA:
12.24%, 1/08/19 (c)(d)			1,528		616,828
7.25%, 6/15/20			22		129,489
1.00%, 6/15/22			22		129,489
Lupatech SA, Series 1, 6.50%, 4/15/18 (c)(e)			2,128		85,020
Total Corporate Bonds — 0.7%					2,112,845

Participation Notes
Brazil — 2.1%
Merrill Lynch International, (Localiza Rent a Car SA), due 3/05/15	USD		75		1,096,500
Morgan Stanley BV:
(Arezzo Industria e Comercio SA), due 3/02/15			100		1,436,320
(BM&FBovespa SA), due 10/17/17			50		506,477
(Fibria Celulose SA), due 12/07/15			55		666,109
(Localiza Rent a Car SA), due 7/10/17			80		1,164,032
(Lojas Renner SA), due 2/27/17			50		1,789,655
Total Participation Notes — 2.1%					6,659,093

Warrants (f)	Shares
Brazil — 0.0%
Hypermarcas SA (Expires 10/15/15)			1,644		—
Klabin SA (Expires 06/15/20)			22,282		—
Total Warrants — 0.0%					—
Total Long-Term Investments (Cost — $239,527,831) — 97.0%					309,267,022

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	15

Schedule of Investments (continued)	BlackRock Latin America Fund, Inc. (Percentages shown are based on Net Assets)

Short-Term Securities		Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.07% (g)(h)		9,605,292	$9,605,292

		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.19% (g)(h)(i)	USD	418	418,423
Total Short-Term Securities (Cost — $10,023,715) — 3.1%			10,023,715
Total Investments (Cost — $249,551,546) — 100.1%			319,290,737
Liabilities in Excess of Other Assets — (0.1)%			(235,976)

Net Assets — 100.0%			$319,054,761

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Convertible security.

(d)	Represents a step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate shown is as of report date.

(e)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(f)	Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date, if any.

(g)	Investments in issuers considered to be an affiliate of the Fund during the year ended October 31, 2014, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at October 31, 2013	Net Activity	Shares/Beneficial Interest Held at October 31, 2014	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	1,907,527	7,697,765	9,605,292	$1,077
BlackRock Liquidity Series, LLC, Money Market Series	$3,075,150	$(2,656,727)	$418,423	$22,585

(h)	Represents the current yield as of report date.

(i)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, please refer to Note 2 of Notes to Financial Statements.

See Notes to Financial Statements.

16	ANNUAL REPORT	OCTOBER 31, 2014

Schedule of Investments (concluded)	BlackRock Latin America Fund, Inc.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of October 31, 2014:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Common Stocks:
Brazil	$179,763,286	—	—	$179,763,286
Chile	4,582,461	—	—	4,582,461
Colombia	5,360,124	—	—	5,360,124
Mexico	92,489,073	—	—	92,489,073
Peru	18,300,140	—	—	18,300,140
Corporate Bonds	—	$85,020	$2,027,825	2,112,845
Participation Notes	—	1,172,586	5,486,507	6,659,093
Short-Term Securities	9,605,292	418,423	—	10,023,715

Total	$310,100,376	$1,676,029	$7,514,332	$319,290,737

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of October 31, 2014, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$705,756	—	—	$705,756
Liabilities:
Collateral on securities loaned at value	—	$(418,423)	—	(418,423)

Total	$705,756	$(418,423)	—	$287,333

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Corporate Bonds	Participation Notes	Total
Assets:
Opening Balance, as of October 31, 2013	$1,495,204	$7,605,162	$9,100,366
Transfers into Level 3	—	—	—
Transfers out of Level 3	(99,741)	—	(99,741)
Accrued discounts/premiums	(2,616)	—	(2,616)
Net realized gain (loss)	(46,723)	(540,263)	(586,986)
Net change in unrealized appreciation/depreciation[1,2]	(130,808)	(45,853)	(176,661)
Purchases	930,272	5,376,751	6,307,023
Sales	(117,763)	(6,909,290)	(7,027,053)

Closing Balance, as of October 31, 2014	$2,027,825	$5,486,507	$7,514,332

Net change in unrealized appreciation/depreciation on investments still held at October 31, 2014[2]	$(130,808)	$(326,408)	$(457,216)

[1] Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations.

[2] Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at October 31, 2014, is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	17

Statements of Assets and Liabilities

October 31, 2014	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.

Assets
Investments at value — unaffiliated[1,2]	$786,524,587	$309,267,022
Investments at value — affiliated[3]	45,594,228	10,023,715
Investments sold receivable	6,051,836	772,340
Foreign currency at value[4]	4,030,312	705,756
Capital shares sold receivable	3,858,404	235,740
Dividends receivable	174,698	728,357
Interest receivable	—	36,996
Securities lending income receivable — affiliated	31,453	1,057
Prepaid expenses	55,370	30,506

Total assets	846,320,888	321,801,489

Liabilities
Investments purchased payable	13,151,291	786,382
Collateral on securities loaned at value	2,234,028	418,423
Capital shares redeemed payable	942,416	864,413
Investment advisory fees payable	677,149	271,930
Deferred foreign capital gain tax payable	671,984	—
Service and distribution fees payable	153,775	82,887
Officer’s and Directors’ fees payable	3,234	1,878
Other affiliates payable	1,321	791
Other accrued expenses payable	485,299	320,024

Total liabilities	18,320,497	2,746,728

Net Assets	$828,000,391	$319,054,761

Net Assets Consist of
Paid-in capital	$770,797,073	$305,628,030
Undistributed net investment income	3, 184,120	5,081,755
Accumulated net realized loss	(65,528,393)	(61,221,703)
Net unrealized appreciation/depreciation	119,547,591	69,566,679

Net Assets	$828,000,391	$319,054,761

[1] Investments at cost — unaffiliated	$666,323,021	$239,527,831
[2] Securities loaned at value	$2,101,650	$394,111
[3] Investments at cost — affiliated	$45,594,228	$10,023,715
[4] Foreign currency at cost	$4,033,956	$859,419

See Notes to Financial Statements.

18	ANNUAL REPORT	OCTOBER 31, 2014

Statements of Assets and Liabilities (concluded)

October 31, 2014	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.

Net Asset Value
Institutional:
Net assets	$467,131,798	$87,940,847

Shares outstanding, 100 million shares authorized	22,723,792	1,623,682

Net asset value	$20.56	$54.16

Par value	$0.100	$0.100

Investor A:
Net assets	$231,467,317	$178,570,539

Shares outstanding, 100 million shares authorized	11,686,819	3,349,534

Net asset value	$19.81	$53.31

Par value	$0.100	$0.100

Investor B:
Net assets	$716,924	$2,819,740

Shares outstanding, 100 million shares authorized	41,152	56,855

Net asset value	$17.42	$49.60

Par value	$0.100	$0.100

Investor C:
Net assets	$128,684,352	$49,723,635

Shares outstanding, 100 million shares authorized	7,607,802	1,023,800

Net asset value	$16.91	$48.57

Par value	$0.100	$0.100

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	19

Statements of Operations

Year Ended October 31, 2014	BlackRock Emerging Markets Fund, Inc.	BlackRock Latin America Fund, Inc.

Investment Income
Dividends — unaffiliated	$15,667,841	$12,406,085
Securities lending — affiliated — net	756,886	22,585
Dividends — affiliated	6,887	1,077
Interest	226	142,674
Foreign taxes withheld	(1,694,942)	(1,063,917)

Total income	14,736,898	11,508,504

Expenses
Investment advisory	7,441,016	3,544,016
Service — Investor A	554,925	499,806
Service and distribution — Investor B	10,016	37,380
Service and distribution — Investor C	1,250,691	571,811
Transfer agent — Institutional	191,268	117,340
Transfer agent — Investor A	486,843	309,312
Transfer agent — Investor B	5,460	14,112
Transfer agent — Investor C	369,239	129,845
Custodian	380,788	151,557
Accounting services	188,572	82,716
Professional	95,999	79,328
Registration	92,997	71,313
Printing	45,566	27,529
Officer and Directors	23,478	9,820
Miscellaneous	32,465	28,690

Total expenses	11,169,323	5,674,575
Less fees waived by Manager	(11,595)	(2,162)

Total expenses after fees waived	11,157,728	5,672,413

Net investment income	3,579,170	5,836,091

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(19,028,451)	1,443,648 [1]
Foreign currency transactions	(451,710)	(76,858)

	(19,480,161)	1,366,790

Net change in unrealized appreciation/depreciation on:
Investments	44,983,077 [2]	(21,532,293)
Foreign currency translations	73,010	(53,127)

	45,056,087	(21,585,420)

Net realized and unrealized gain (loss)	25,575,926	(20,218,630)

Net Increase (Decrease) in Net Assets Resulting from Operations	$29,155,096	$(14,382,539)

[1] Including $6,654 realized foreign capital gain tax.
[2] Including $671,984 unrealized foreign capital gain tax.

See Notes to Financial Statements.

20	ANNUAL REPORT	OCTOBER 31, 2014

Statements of Changes in Net Assets

	BlackRock Emerging Markets Fund, Inc.		BlackRock Latin America Fund, Inc.
	Year Ended October 31,		Year Ended October 31,
Increase (Decrease) in Net Assets:	2014	2013	2014	2013

Operations
Net investment income	$3,579,170	$2,421,955	$5,836,091	$4,875,782
Net realized loss	(19,480,161)	(12,792,428)	1,366,790	22,342,883
Net change in unrealized appreciation/depreciation	45,056,087	32,074,840	(21,585,420)	(44,539,136)

Net increase (decrease) in net assets resulting from operations	29,155,096	21,704,367	(14,382,539)	(17,320,471)

Distributions to Shareholders From[1]
Net investment income:
Institutional	(1,306,745)	(1,775,605)	(957,184)	(2,038,175)
Investor A	(505,371)	(2,033,704)	(1,407,408)	(4,509,297)
Investor B	—	—	—	(34,979)
Investor C	—	(531,671)	—	(626,313)

Decrease in net assets resulting from distributions to shareholders	(1,812,116)	(4,340,980)	(2,364,592)	(7,208,764)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	278,046,334	108,917,234	(87,754,199)	(112,251,829)

Net Assets
Total increase (decrease) in net assets	305,389,314	126,280,621	(104,501,330)	(136,781,064)
Beginning of year	522,611,077	396,330,456	423,556,091	560,337,155

End of year	$828,000,391	$522,611,077	$319,054,761	$423,556,091

Undistributed net investment income, end of year	$3,184,120	$1,868,157	$5,081,755	$1,738,736

[1] Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	21

Financial Highlights	BlackRock Emerging Markets Fund, Inc.

	Institutional
	Year Ended October 31,
	2014	2013		2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$20.10	$19.28		$18.23	$20.50	$17.01

Net investment income[1]	0.18	0.19		0.29	0.27	0.13
Net realized and unrealized gain (loss)	0.39	0.90		0.85	(2.34)[2]	3.47	[2]

Net increase (decrease) from investment operations	0.57	1.09		1.14	(2.07)	3.60

Distributions from net investment income[3]	(0.11)	(0.27)		(0.09)	(0.20)	(0.11)

Net asset value, end of year	$20.56	$20.10		$19.28	$18.23	$20.50

Total Return[4]
Based on net asset value	2.86%	5.67%	[5]	6.37%	(10.21)%	21.28%

Ratios to Average Net Assets
Total expenses	1.17%	1.29%		1.33%	1.28%	1.33%

Total expenses after fees waived	1.16%	1.29%		1.33%	1.28%	1.33%

Net investment income	0.88%	0.95%		1.53%	1.39%	0.71%

Supplemental Data
Net assets, end of year (000)	$467,132	$186,724		$116,883	$127,181	$123,007

Portfolio turnover rate	94%	71%		155%	138%	135%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]

Includes a payment from an affiliate to compensate for forgone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 5.51%.

See Notes to Financial Statements.

22	ANNUAL REPORT	OCTOBER 31, 2014

Financial Highlights (continued)	BlackRock Emerging Markets Fund, Inc.

	Investor A
	Year Ended October 31,
	2014	2013		2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$19.38	$18.61		$17.60	$19.81	$16.45

Net investment income[1]	0.06	0.13		0.22	0.18	0.07
Net realized and unrealized gain (loss)	0.42	0.86		0.83	(2.24)[2]	3.36	[2]

Net increase (decrease) from investment operations	0.48	0.99		1.05	(2.06)	3.43

Distributions from net investment income[3]	(0.05)	(0.22)		(0.04)	(0.15)	(0.07)

Net asset value, end of year	$19.81	$19.38		$18.61	$17.60	$19.81

Total Return[4]
Based on net asset value	2.46%	5.30%	[5]	6.02%	(10.48)%	20.93%

Ratios to Average Net Assets
Total expenses	1.58%	1.60%		1.67%	1.59%	1.65%

Total expenses after fees waived	1.58%	1.60%		1.67%	1.59%	1.65%

Net investment income	0.32%	0.69%		1.24%	0.93%	0.43%

Supplemental Data
Net assets, end of year (000)	$231,467	$215,490		$174,637	$155,017	$144,976

Portfolio turnover rate	94%	71%		155%	138%	135%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]

Includes a payment from an affiliate to compensate for forgone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 5.13%.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	23

Financial Highlights (continued)	BlackRock Emerging Markets Fund, Inc.

	Investor B
	Year Ended October 31,
	2014	2013		2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$17.19	$16.49		$15.71	$17.70	$14.76

Net investment income (loss)[1]	(0.14)	(0.08)		0.04	(0.00)[2]	(0.07)
Net realized and unrealized gain (loss)	0.37	0.78		0.74	(1.99)[3]	3.01	[3]

Net increase (decrease) from investment operations	0.23	0.70		0.78	(1.99)	2.94

Net asset value, end of year	$17.42	$17.19		$16.49	$15.71	$17.70

Total Return[4]
Based on net asset value	1.34%	4.25%	[5]	4.96%	(11.24)%	19.92%

Ratios to Average Net Assets
Total expenses	2.66%	2.62%		2.66%	2.45%	2.49%

Total expenses after fees waived	2.66%	2.62%		2.66%	2.45%	2.49%

Net investment income (loss)	(0.82)%	(0.49)%		0.25%	(0.02)%	(0.45)%

Supplemental Data
Net assets, end of year (000)	$717	$1,381		$2,251	$3,386	$4,677

Portfolio turnover rate	94%	71%		155%	138%	135%

[1]	Based on average shares outstanding.

[2]	Amount is greater than $(0.005) per share.

[3]	Includes a redemption fee, which is less than $0.005 per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]

Includes a payment from an affiliate to compensate for forgone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 4.06%.

See Notes to Financial Statements.

24	ANNUAL REPORT	OCTOBER 31, 2014

Financial Highlights (concluded)	BlackRock Emerging Markets Fund, Inc.

	Investor C
	Year Ended October 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$16.65	$16.02	$15.26	$17.23	$14.38

Net investment income (loss)[1]	(0.08)	(0.03)	0.06	0.05	(0.06)
Net realized and unrealized gain (loss)	0.34	0.74	0.71	(1.98)[2]	2.92 [2]

Net increase (decrease) from investment operations	0.26	0.71	0.77	(1.93)	2.86

Distributions from net investment income[3]	—	(0.08)	(0.01)	(0.04)	(0.01)

Net asset value, end of year	$16.91	$16.65	$16.02	$15.26	$17.23

Total Return[4]
Based on net asset value	1.56%	4.45% [5]	5.07%	(11.21)%	19.90%

Ratios to Average Net Assets
Total expenses	2.41%	2.46%	2.56%	2.37%	2.49%

Total expenses after fees waived	2.41%	2.46%	2.56%	2.37%	2.49%

Net investment income (loss)	(0.49)%	(0.18)%	0.38%	0.30%	(0.38)%

Supplemental Data
Net assets, end of year (000)	$128,684	$119,015	$102,559	$87,455	$38,711

Portfolio turnover rate	94%	71%	155%	138%	135%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]

Includes a payment from an affiliate to compensate for forgone securities lending revenue which impacted the Fund’s total return. Not including this payment, the Fund’s total return would have been 4.27%.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	25

Financial Highlights	BlackRock Latin America Fund, Inc.

	Institutional
	Year Ended October 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$56.13	$58.82	$62.80	$75.35	$58.63

Net investment income[1]	1.08	0.79	0.94	1.31	0.85
Net realized and unrealized gain (loss)	(2.52)	(2.48)	(4.38)	(12.58)	16.82

Net increase (decrease) from investment operations	(1.44)	(1.69)	(3.44)	(11.27)	17.67

Distributions from net investment income[2]	(0.53)	(1.00)	(0.54)	(1.28)	(0.97)

Redemption fee	—	—	—	—	0.02

Net asset value, end of year	$54.16	$56.13	$58.82	$62.80	$75.35

Total Return[3]
Based on net asset value	(2.51)%	(3.01)%	(5.43)%	(15.18)%	30.52%

Ratios to Average Net Assets
Total expenses	1.25%	1.27%	1.32%	1.26%	1.25%

Total expenses after fees waived	1.25%	1.27%	1.32%	1.26%	1.25%

Net investment income	1.99%	1.36%	1.55%	1.89%	1.31%

Supplemental Data
Net assets, end of year (000)	$87,941	$110,295	$125,473	$175,554	$200,980

Portfolio turnover rate	42%	66%	50%	33%	64%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

See Notes to Financial Statements.

26	ANNUAL REPORT	OCTOBER 31, 2014

Financial Highlights (continued)	BlackRock Latin America Fund, Inc.

	Investor A
	Year Ended October 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$55.21	$57.90	$61.67	$74.07	$57.73

Net investment income[1]	0.92	0.61	0.78	1.08	0.65
Net realized and unrealized gain (loss)	(2.47)	(2.43)	(4.25)	(12.37)	16.54

Net increase (decrease) from investment operations	(1.55)	(1.82)	(3.47)	(11.29)	17.19

Distributions from net investment income[2]	(0.35)	(0.87)	(0.30)	(1.11)	(0.88)

Redemption fee	—	—	—	—	0.03

Net asset value, end of year	$53.31	$55.21	$57.90	$61.67	$74.07

Total Return[3]
Based on net asset value	(2.78)%	(3.27)%	(5.60)%	(15.44)%	30.15%

Ratios to Average Net Assets
Total expenses	1.53%	1.53%	1.53%	1.55%	1.53%

Total expenses after fees waived	1.53%	1.53%	1.53%	1.55%	1.53%

Net investment income	1.72%	1.06%	1.32%	1.57%	1.00%

Supplemental Data
Net assets, end of year (000)	$178,571	$236,205	$315,531	$405,903	$616,664

Portfolio turnover rate	42%	66%	50%	33%	64%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	27

Financial Highlights (continued)	BlackRock Latin America Fund, Inc.

	Investor B
	Year Ended October 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$51.51	$53.96	$57.68	$69.31	$54.12

Net investment income[1]	0.35	0.08	0.24	0.46	0.12
Net realized and unrealized gain (loss)	(2.26)	(2.28)	(3.96)	(11.59)	15.50

Net increase (decrease) from investment operations	(1.91)	(2.20)	(3.72)	(11.13)	15.62

Distributions from net investment income[2]	—	(0.25)	—	(0.50)	(0.45)

Redemption fee	—	—	—	—	0.02

Net asset value, end of year	$49.60	$51.51	$53.96	$57.68	$69.31

Total Return[3]
Based on net asset value	(3.71)%	(4.12)%	(6.45)%	(16.16)%	29.06%

Ratios to Average Net Assets
Total expenses	2.51%	2.44%	2.41%	2.40%	2.37%

Total expenses after fees waived	2.51%	2.44%	2.41%	2.40%	2.37%

Net investment income	0.71%	0.15%	0.43%	0.71%	0.21%

Supplemental Data
Net assets, end of year (000)	$2,820	$5,009	$7,989	$11,866	$18,660

Portfolio turnover rate	42%	66%	50%	33%	64%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

28	ANNUAL REPORT	OCTOBER 31, 2014

Financial Highlights (concluded)	BlackRock Latin America Fund, Inc.

	Investor C
	Year Ended October 31,
	2014	2013	2012	2011	2010

Per Share Operating Performance
Net asset value, beginning of year	$50.37	$52.79	$56.39	$67.92	$53.17

Net investment income[1]	0.43	0.13	0.27	0.51	0.14
Net realized and unrealized gain (loss)	(2.23)	(2.24)	(3.87)	(11.35)	15.21

Net increase (decrease) from investment operations	(1.80)	(2.11)	(3.60)	(10.84)	15.35

Distributions from net investment income[2]	—	(0.31)	—	(0.69)	(0.62)

Redemption fee	—	—	—	—	0.02

Net asset value, end of year	$48.57	$50.37	$52.79	$56.39	$67.92

Total Return[3]
Based on net asset value	(3.57)%	(4.05)%	(6.38)%	(16.10)%	29.15%

Ratios to Average Net Assets
Total expenses	2.36%	2.35%	2.35%	2.33%	2.32%

Total expenses after fees waived	2.36%	2.35%	2.35%	2.33%	2.32%

Net investment income	0.88%	0.25%	0.49%	0.80%	0.24%

Supplemental Data
Net assets, end of year (000)	$49,724	$72,047	$111,344	$160,612	$217,750

Portfolio turnover rate	42%	66%	50%	33%	64%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

See Notes to Financial Statements.

ANNUAL REPORT	OCTOBER 31, 2014	29

Notes to Financial Statements

1. Organization:

BlackRock Emerging Markets Fund, Inc. (“Emerging Markets”) and BlackRock Latin America Fund, Inc. (“Latin America”) (collectively the “Funds” or individually a “Fund”) are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. The Funds are classified as non-diversified. Each Fund is organized as a Maryland corporation.

Each Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with an initial sales charge, but may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. Investor B and Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that Investor A, Investor B and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B and Investor C Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately eight years. Investor B Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Liquidity Complex.

2. Significant Accounting Policies:

The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Funds:

Valuation: The Funds’ investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”)(generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments. Participation notes are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services.

Equity investments traded on a recognized securities exchange are valued at the official close each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their prorata ownership in the underlying funds’ net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from

30	ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee or its delegate deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Funds’ net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., forward foreign currency exchange contracts), that would be “senior securities” for 1940 Act purposes, each Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments or borrowings. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, each Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

ANNUAL REPORT	OCTOBER 31, 2014	31

Notes to Financial Statements (continued)

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to a Fund and other shared expenses prorated to a Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Participation Notes: The Funds may invest in participation notes (“P-Notes”). P-Notes are promissory notes issued by banks or broker-dealers that are designed to offer the Funds a return measured by the change in the value of the underlying security or basket of securities (the “underlying security”) while not holding the actual shares of the underlying security. P-Notes are typically used to allow the Funds to gain exposure to securities traded in foreign markets that may be restricted due to country-specific regulations. When the P-Note matures, the issuer will pay to, or receive from, the Funds the difference between the value of the underlying security at the time of the purchase and the underlying security’s value at maturity of the P-Notes. Income received on P-Notes is recorded by the Funds as dividend income in the Statements of Operations. An investment in a P-Note involves additional risks beyond the risks normally associated with a direct investment in the underlying security. While the holder of a P-Note is entitled to receive from the bank or broker-dealer any dividends paid by the underlying security, the holder is not entitled to the same rights (e.g., voting rights) as a direct owner of the underlying security. P-Notes are considered general unsecured contractual obligations of the bank or broker-dealer. The Funds must rely on the creditworthiness of the issuer for their investment returns on the P-Notes and have no rights against the issuer of the underlying security. A P-Note may be more volatile and less liquid than other investments held by the Funds since the P-Note generally is dependent on the liquidity in the local trading market for the underlying security.

Securities Lending: Each Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of October 31, 2014, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

32	ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

The following tables are summaries of the Funds’ securities lending agreements by counterparty, which are subject to offset under an MSLA as of October 31, 2014:

Emerging Markets
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Morgan Stanley & Co. LLC	$647,427	$(647,427)	—
UBS Securities LLC	1,454,223	(1,454,223)	—

Total	$2,101,650	$(2,101,650)	—

Latin America
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Deutsche Bank Securities, Inc.	$44,222	$(44,222)	—
Goldman Sachs & Co.	133,019	(133,019)	—
Morgan Stanley & Co. LLC	216,870	(216,870)	—

Total	$394,111	$(394,111)	—

[1]

Collateral with values of $2,234,028 and $418,423 have been received in connection with securities lending agreements for Emerging Markets and Latin America, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities lent if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: The Funds enter into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies, in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of each Fund’s derivative financial instruments categorized by risk exposure:

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended October 31, 2014
	Net Realized Gain From
	Emerging Markets	Latin America
Foreign currency exchange contracts:
Foreign currency transactions	$44,974	$4,987

ANNUAL REPORT	OCTOBER 31, 2014	33

Notes to Financial Statements (continued)

For the year ended October 31, 2014, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Emerging Markets	Latin America
Forward foreign currency exchange contracts:
Average number of contracts — USD purchased	5	1
Average number of contracts — USD sold	1	—
Average USD amounts purchased	$4,841,172	$221,064
Average USD amounts sold	$1,015,530	—

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”)

Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at an annual rate of each Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	1.00%
$1 Billion — $3 Billion	0.94%
$3 Billion — $5 Billion	0.90%
$5 Billion — $10 Billion	0.87%
Greater than $10 Billion	0.85%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any. These amounts are shown as fees waived by Manager in the Statements of Operations. For the year ended October 31, 2014, the amounts waived were as follows:

	Emerging Markets	Latin America
Amounts waived	$11,595	$2,162

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BIM and BlackRock International Limited (“BIL”), affiliates of the Manager. The Manager pays each sub-advisor, for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager. The sub-advisory agreements with BIM expired as of July 1, 2014.

For the year ended October 31, 2014, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

	Emerging Markets	Latin America
Amounts reimbursed	$6,448	$2,821

The Funds entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Investor A	Investor B	Investor C
Fee Service	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.75%

34	ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B and Investor C shareholders.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Funds, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the year ended October 31, 2014, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Emerging Markets	Latin America
Institutional	$2,591	$807
Investor A	$10,299	$13,689
Investor B	$365	$640
Investor C	$4,173	$1,755

For the year ended October 31, 2014, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Funds’ Investor A Shares as follows:

	Emerging Markets	Latin America
Investor A	$71,893	$10,700

For the year ended October 31, 2014, affiliates received CDSCs as follows:

	Emerging Markets	Latin America
Investor A	$3,169	$17,141
Investor B	$534	$3,198
Investor C	$20,991	$3,251

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent. Pursuant to a securities lending agreement effective February 1, 2014, BIM may lend securities only when the difference between the borrower rebate rate and the risk free rate exceeds a certain level (such securities, the “specials only securities”).

Pursuant to such agreement, each Fund retains 80% of securities lending income. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Liquidity Complex in a calendar year exceeds the aggregate securities lending income earned across the Equity-Liquidity Complex through the lending of specials only securities in the calendar year 2013, each Fund, pursuant to the securities lending agreement, will retain for the remainder of the calendar year securities lending income in an amount equal to 85% of securities lending income. Prior to February 1, 2014, each Fund retained 65% of securities lending income and paid a fee to BIM equal to 35% of such income. The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended October 31, 2014, each Fund paid BIM the following amounts for securities lending agent services:

	Emerging Markets	Latin America
Securities lending services	$196,421	$9,315

During the year ended October 31, 2014, Emerging Markets received reimbursements of $97,882 from an affiliate, which is included in Net realized loss from Investments in the Statements of Operations, relating to processing errors.

ANNUAL REPORT	OCTOBER 31, 2014	35

Notes to Financial Statements (continued)

Certain officers and/or directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations.

6. Purchases and Sales

For the year ended October 31, 2014, purchases and sales of investments, excluding short-term securities, were as follows:

	Emerging Markets	Latin America
Purchases	$936,602,869	$147,271,597
Sales	$684,272,278	$238,773,817

7. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns remains open for each of the four years ended October 31, 2014. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds’ facts and circumstances and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of October 31, 2014, the following permanent differences attributable to foreign currency transactions and the characterization of expenses were reclassified to the following accounts:

	Emerging Markets	Latin America
Undistributed net investment income	$(451,091)	$(128,480)
Accumulated net realized loss	$451,091	$128,480

The tax character of distributions paid were as follows:

		Emerging Markets	Latin America
Ordinary income	10/31/14	$1,812,116	$2,364,592
	10/31/13	4,340,980	7,208,764

As of October 31, 2014, the tax components of accumulated net earnings were as follows:

	Emerging Markets	Latin America
Undistributed ordinary income	$3,169,369	$5,341,195
Capital loss carryforwards	(55,974,988)	(46,886,736)
Net unrealized gains[1]	110,008,937	54,972,272

Total	$57,203,318	$13,426,731

[1]

The differences between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the realization for tax purposes of unrealized gain on investments in passive foreign investment companies.

As of October 31, 2014, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires October 31,	Emerging Markets	Latin America
2017	$11,598,286	$43,968,643
No expiration date[2]	44,376,702	2,918,093

Total	$55,974,988	$46,886,736

[2]	Must be utilized prior to losses subject to expiration.

36	ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (continued)

As of October 31, 2014, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	Emerging Markets	Latin America
Tax cost	$721,470,654	$264,151,262

Gross unrealized appreciation	$134,579,398	$68,000,103
Gross unrealized depreciation	(23,931,237)	(12,860,628)

Net unrealized appreciation (depreciation)	$110,648,161	$55,139,475

8. Bank Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), are a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2015. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreement during the year ended October 31, 2014.

9. Principal Risks:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

The Funds invest a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Funds concentrate their investments in this manner, they assume the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Please see the Schedules of Investments for concentrations in specific countries.

As of October 31, 2014, the Funds’ investments had the following industry classifications:

Emerging Markets

Industry	Percent of Long-Term Investments

Banks	23%
Semiconductors & Semiconductor Equipment	11
Insurance	6
Oil, Gas & Consumable Fuels	6
Other[1]	54

ANNUAL REPORT	OCTOBER 31, 2014	37

Notes to Financial Statements (continued)

Latin America

Industry	Percent of Long-Term Investments

Commercial Banks	23%
Beverages	9
Oil, Gas & Consumable Fuels	8
Food & Staples Retailing	5
Construction Materials	5
Insurance	5
Diversified Consumer Services	5
Other[1]	40

[1]	All other industries held were each less than 5% of long-term investments

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended October 31, 2014		Year Ended October 31, 2013
Emerging Markets	Shares	Amount	Shares	Amount
Institutional
Shares sold	17,763,925	$348,993,662	6,150,077	$122,941,267
Shares issued to shareholders in reinvestment of distributions	61,418	1,200,104	77,220	1,556,769
Shares redeemed	(4,391,348)	(89,480,055)	(2,999,809)	(59,561,801)

Net increase	13,433,995	$260,713,711	3,227,488	$64,936,235

Investor A
Shares sold and automatic conversion of shares	3,203,227	$61,575,746	4,119,849	$77,891,463
Shares issued to shareholders in reinvestment of distributions	24,777	468,298	94,238	1,837,677
Shares redeemed	(2,657,944)	(51,286,483)	(2,483,142)	(46,591,356)

Net increase	570,060	$10,757,561	1,730,945	$33,137,784

Investor B
Shares sold	2,281	$39,431	9,692	$167,080
Shares redeemed and automatic conversion of shares	(41,466)	(698,515)	(65,906)	(1,121,938)

Net decrease	(39,185)	$(659,084)	(56,214)	$(954,858)

Investor C
Shares sold	2,176,534	$35,675,290	2,198,924	$35,538,826
Shares issued to shareholders in reinvestment of distributions	—	—	29,471	497,463
Shares redeemed	(1,715,814)	(28,441,144)	(1,481,692)	(24,238,216)

Net increase	460,720	$7,234,146	746,703	$11,798,073

Total Net Increase	14,425,590	$278,046,334	5,648,922	$108,917,234

	Year Ended October 31, 2014		Year Ended October 31, 2013
Latin America	Shares	Amount	Shares	Amount
Institutional
Shares sold	746,988	$40,468,734	861,662	$51,479,014
Shares issued to shareholders in reinvestment of distributions	16,287	842,525	28,730	1,750,616
Shares redeemed	(1,104,566)	(59,318,590)	(1,058,585)	(60,843,189)

Net decrease	(341,291)	$(18,007,331)	(168,193)	$(7,613,559)

38	ANNUAL REPORT	OCTOBER 31, 2014

Notes to Financial Statements (concluded)

	Year Ended October 31, 2014		Year Ended October 31, 2013
Latin America (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold and automatic conversion of shares	469,451	$25,155,174	678,233	$39,417,651
Shares issued to shareholders in reinvestment of distributions	24,321	1,241,350	67,627	4,062,402
Shares redeemed	(1,422,497)	(74,930,453)	(1,917,286)	(110,112,929)

Net decrease	(928,725)	$(48,533,929)	(1,171,426)	$(66,632,876)

Investor B
Shares sold	416	$19,697	1,440	$72,119
Shares issued to shareholders in reinvestment of distributions	—	—	590	33,355
Shares redeemed and automatic conversion of shares	(40,804)	(1,960,647)	(52,841)	(2,827,069)

Net decrease	(40,388)	$(1,940,950)	(50,811)	$(2,721,595)

Investor C
Shares sold	116,429	$5,623,757	122,368	$6,500,174
Shares issued to shareholders in reinvestment of distributions	—	—	10,510	580,064
Shares redeemed	(523,004)	(24,895,746)	(811,634)	(42,364,037)

Net decrease	(406,575)	$(19,271,989)	(678,756)	$(35,283,799)

Total Net Decrease	(1,716,979)	$(87,754,199)	(2,069,186)	$(112,251,829)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which, the Participating Funds, including the Funds, can borrow up to $1.6 billion, subject to asset coverage and other limitations as specified in the agreement.

ANNUAL REPORT	OCTOBER 31, 2014	39

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc.:

We have audited the accompanying statements of assets and liabilities of BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc. (collectively, the “Funds”), including the schedules of investments as of October 31, 2014, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Emerging Markets Fund, Inc. and BlackRock Latin America Fund, Inc. as of October 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

December 22, 2014

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Funds during the fiscal year ended October 31, 2014.

	Payable Date	Emerging Markets	Latin America
Qualified Dividend Income for Individuals[1,2]	12/18/13	100%	100%

Foreign Source Income[2]	12/18/13	99.92%	100%

Foreign Taxes Paid Per Share[3]	12/18/13	$0.044706	$0.230487

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]	Expressed as a percentage of the cash distribution grossed-up for foreign taxes.

[3]

The foreign taxes paid represent taxes incurred by the Funds on income received by the Funds from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

40	ANNUAL REPORT	OCTOBER 31, 2014

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors of BlackRock Emerging Markets Fund, Inc. (“Emerging Markets Fund”) met in person on April 24, 2014 and May 28-30, 2014 to consider the approval of Emerging Markets Fund’s investment advisory agreement (the “Emerging Markets Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), its investment advisor. The Board of Directors of Emerging Markets Fund also considered the approval of the sub-advisory agreement (the “Emerging Markets Sub-Advisory Agreement”) between the Manager and BlackRock International Limited (“BIL” or the “Sub-Advisor”) with respect to Emerging Markets Fund. At the May Meeting, it was noted that the sub-advisory agreement between the Manager and BlackRock Investment Management, LLC (“BIM”) with respect to Emerging Markets Fund would expire effective July 1, 2014. It was also noted that the non-renewal of the impacted sub-advisory agreement would not result in any change in the nature or quality of services provided to Emerging Markets Fund, or in the portfolio management team that serves Emerging Markets Fund.

The Board of Directors of BlackRock Latin America Fund, Inc. (“Latin America Fund”) met in person on April 24, 2014 and May 28-30, 2014 to consider the approval of Latin America Fund’s investment advisory agreement (the “Latin America Advisory Agreement”) with the Manager, its investment advisor. The Board of Directors of Latin America Fund also considered the approval of the sub-advisory agreement (the “Latin America Sub-Advisory Agreement”) between the Manager and BIL with respect to Latin America Fund. At the May Meeting, it was noted that the sub-advisory agreement between the Manager and BIM with respect to Latin America Fund would expire effective July 1, 2014. It was also noted that the non-renewal of the impacted sub-advisory agreement would not result in any change in the nature or quality of services provided to Latin America Fund, or in the portfolio management team that serves Latin America Fund.

Emerging Markets Fund and Latin America Fund are referred to herein individually as a “Fund” or collectively as the “Funds.” The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Emerging Markets Advisory Agreement, the Emerging Markets Sub-Advisory Agreement, the Latin America Advisory Agreement and the Latin America Sub-Advisory Agreement are referred to herein individually as an “Agreement” or collectively as the “Agreements.” For simplicity, (a) the Board of Directors of Emerging Markets Fund and the Board of Directors of Latin America Fund are referred to herein individually as the “Board” and collectively as the “Boards” and the members are referred to as “Board Members”; and (b) the meetings held on April 24, 2014 are referred to as the “April Meeting” and the meetings held on May 28-30, 2014 are referred to as the “May Meeting.”

Activities and Composition of the Boards

Each Board consists of fifteen individuals, thirteen of whom are not “interested persons” of the pertinent Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the pertinent Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Co-Chairs of each Board are each Independent Board Members. Each Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight and Contract Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Executive Committee, which also has one interested Board Member).

The Agreements

Pursuant to the 1940 Act, each Board is required to consider the continuation of the pertinent Agreements on an annual basis. The Boards have four quarterly meetings per year, each extending over two or three days, and a fifth one-day meeting to consider specific information surrounding the consideration of renewing the pertinent Agreements. In connection with this process, the Boards assessed, among other things, the nature, scope and quality of the services provided to the Funds by BlackRock, its personnel and its affiliates, including (as applicable) investment management; administrative and shareholder services; oversight of fund service providers; marketing services; risk oversight; compliance and assistance in meeting applicable legal and regulatory requirements.

The Boards, acting directly and through their committees, consider at each of their meetings, and from time to time as appropriate, factors that are relevant to their annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Funds and their shareholders. Among the matters the Boards considered, with respect to each Fund, as pertinent, were: (a) investment performance for one-year, three-year, five-year and/or since inception periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management’s and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as marketing and distribution, call center and fund accounting; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and

ANNUAL REPORT	OCTOBER 31, 2014	41

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

restrictions, and meeting new regulatory requirements; (e) the Fund’s compliance with its Code of Ethics and other compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment objectives across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between the services provided to these products as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives it creates; and (m) periodic updates on BlackRock’s business.

The Boards have engaged in an ongoing strategic review with BlackRock of BlackRock’s product pipeline, opportunities to consolidate funds and BlackRock’s commitment to investment performance. BlackRock also furnished information to the Boards in response to specific questions. These questions covered issues such as: BlackRock’s profitability, implementation of alternative investment strategies, investment performance, portfolio manager compensation and accountability, portfolio managers’ investments in the funds they manage, supplemental service agreements with third party distribution partners, subadvisory and advisory relationships with other clients (including mutual funds sponsored by third parties), and management fee levels and breakpoints. The Boards further considered the importance of: (i) BlackRock’s management organization; (ii) marketing support for the funds; (iii) services provided to the funds by BlackRock affiliates; and (iv) BlackRock’s oversight of relationships with third party service providers.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April Meeting, the Boards requested and received materials specifically relating to the Agreements. The Boards are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist their deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on the fees and expenses of each Fund as compared with a peer group of funds as determined by Lipper (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Lipper1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; (g) sales and redemption data regarding each Fund’s shares; and (h) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

At the April Meeting, each Board reviewed materials relating to its consideration of the pertinent Agreements. As a result of the discussions that occurred during the April Meeting, and as a culmination of each Board’s year-long deliberative process, the Boards presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, (a) the Board of Emerging Markets Fund, including all the Independent Board Members, approved the continuation of the Emerging Markets Advisory Agreement between the Manager and Emerging Markets Fund and the Emerging Markets Sub-Advisory Agreement between the Manager and BIL with respect to Emerging Markets Fund, each for a one-year term ending June 30, 2015; and (b) the Board of Latin America Fund, including all the Independent Board Members, approved the continuation of the Latin America Advisory Agreement between the Manager and Latin America Fund and the Latin America Sub-Advisory Agreement between the Manager and BIL with respect to Latin America Fund, each for a one-year term ending June 30, 2015. In approving the continuation of the pertinent Agreements, each Board considered, with respect to the applicable Fund: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s costs to investors compared to the costs of its Expense Peers and the Fund’s performance compared to the relevant performance comparison as previously discussed; (e) economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with the Fund; and (g) other factors deemed relevant by the Board Members.

Each Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of the applicable Fund’s shares and securities lending, services related to the valuation and pricing of the portfolio holdings of the

[1]	Funds are ranked by Lipper in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

42	ANNUAL REPORT	OCTOBER 31, 2014

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

applicable Fund, direct and indirect benefits to BlackRock and its affiliates from their relationship with the applicable Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. Each Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Boards did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: Each Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the applicable Fund. Throughout the year, each Board compared Fund performance to the performance of a comparable group of mutual funds and/or the performance of a relevant benchmark, as applicable. The Boards met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. Each Board also reviewed the materials provided by the applicable Fund’s portfolio management team discussing the Fund’s performance and the Fund’s investment objective, strategies and outlook.

Each Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and the applicable Fund’s portfolio management team; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board engaged in a review of BlackRock’s compensation structure with respect to the applicable Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to advisory services, the Boards considered the quality of the administrative and other non-investment advisory services provided to the Funds. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with the following administrative services, including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; (vi) furnishing analytical and other support to assist the Boards in their consideration of strategic issues such as the merger or consolidation of certain open-end funds; and (vii) performing other administrative functions necessary for the operation of the Funds, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Boards reviewed the structure and duties of BlackRock’s fund administration, shareholder services, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Funds and BlackRock: Each Board, including the Independent Board Members, also reviewed and considered the performance history of the applicable Fund. In preparation for the April Meeting, the Boards worked with their independent legal counsel, BlackRock and Lipper to develop a template for, and were provided with, reports independently prepared by Lipper, which included a comprehensive analysis of each Fund’s performance. The Boards also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with their review, the Boards received and reviewed information regarding the investment performance of each Fund as compared to other funds in the Fund’s applicable Lipper category. The Boards were provided with a description of the methodology used by Lipper to select peer funds and periodically meet with Lipper representatives to review its methodology. Each Board and its Performance Oversight and Contract Committee regularly review, and meet with Fund management to discuss, the performance of the pertinent Fund throughout the year.

The Board of Emerging Markets Fund noted that for the one-, three- and five-year periods reported, Emerging Markets Fund ranked in the third, second and second quartiles, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one-year period and noted that they will monitor the Fund’s performance.

The Board of Latin America Fund noted that for the one-, three- and five-year periods reported, Latin America Fund ranked in the third quartile, fourth quartile and second out of three funds, respectively, against its Lipper Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Fund’s underperformance during the one- and three-year periods. BlackRock informed the Board that, among other things, the Fund’s overweight to Brazil and underweight to most other countries in the region was the primary driver of underperformance during the one- and three-year periods. The portfolio management team believed that valuations in Brazil were more attractive and there were more opportunities in domestically-oriented sectors in that country. Brazil underperformed other countries in the region and, as a result, the funds in the peer group with lower exposure to Brazil did better than the Fund.

ANNUAL REPORT	OCTOBER 31, 2014	43

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board of Latin America Fund and BlackRock discussed BlackRock’s strategy for improving Latin America Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers in seeking to improve the Fund’s performance.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Funds: Each Board, including the Independent Board Members, reviewed the applicable Fund’s contractual management fee rate compared with the other funds in its Lipper category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. Each Board also compared the applicable Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Lipper category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Boards considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts.

The Boards received and reviewed statements relating to BlackRock’s financial condition. Each Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Funds. The Boards reviewed BlackRock’s profitability with respect to the Funds and other funds the Board currently oversees for the year ended December 31, 2013 compared to available aggregate profitability data provided for the two prior years. The Boards reviewed BlackRock’s profitability with respect to certain other fund complexes managed by the Manager and/or its affiliates. The Boards reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Boards recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund levels is difficult.

The Boards noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Boards reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Boards considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, each Board considered the cost of the services provided to the applicable Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the applicable Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, each Board reviewed BlackRock’s methodology in allocating its costs to the management of the applicable Fund. Each Board also considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the pertinent Agreements and to continue to provide the high quality of services that is expected by that Board. The Boards further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk and liability profile in servicing the Funds in contrast to what is required of BlackRock with respect to other products with similar investment objectives across the open-end fund, ETF, closed-end fund and institutional account product channels, as applicable.

The Boards noted that each Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Boards also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels.

D. Economies of Scale: Each Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the applicable Fund increase, as well as the existence of expense caps, as applicable. Each Board also considered the extent to which the applicable Fund benefits from such economies and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to participate in these economies of scale, for example through the use of revised breakpoints in the advisory fee based upon the asset level of the Fund. In their consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: Each Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with the applicable Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, distribution, securities lending and cash management services. The Boards also considered BlackRock’s overall operations

44	ANNUAL REPORT	OCTOBER 31, 2014

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

and its efforts to expand the scale of, and improve the quality of, its operations. The Boards also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. Each Board further noted that it had considered the investment by BlackRock’s funds in ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with their consideration of the Agreements, the Boards also received information regarding BlackRock’s brokerage and soft dollar practices. The Boards received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Boards noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board of Emerging Markets Fund, including all the Independent Board Members, approved the continuation of the Emerging Markets Advisory Agreement between the Manager and Emerging Markets Fund and the Emerging Markets Sub-Advisory Agreement between the Manager and BIL with respect to Emerging Markets Fund, each for a one-year term ending June 30, 2015. The Board of Latin America Fund, including all the Independent Board Members, approved the continuation of the Latin America Advisory Agreement between the Manager and Latin America Fund and the Latin America Sub-Advisory Agreement between the Manager and BIL with respect to Latin America Fund, each for a one-year term ending June 30, 2015.

Based upon its evaluation of all of the aforementioned factors in their totality, each Board, including the Independent Board Members, was satisfied that the terms of the applicable Agreements were fair and reasonable and in the best interest of the applicable Fund and its shareholders. In arriving at a decision to approve the applicable Agreements, the Boards did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the pertinent Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

ANNUAL REPORT	OCTOBER 31, 2014	45

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Ronald W. Forbes 1940	Co-Chairman of the Board and Director	Since 2000	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 153 Portfolios	None
Rodney D. Johnson 1941	Co-Chairman of the Board and Director	Since 2007	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia from 2004 to 2012; Director, The Committee of Seventy (civic) from 2006 to 2012; Director, Fox Chase Cancer Center from 2004 to 2011.	33 RICs consisting of 153 Portfolios	None
David O. Beim 1940	Director	Since 2007	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy from 2002 to 2012; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 153 Portfolios	None
Frank J. Fabozzi 1948	Director	Since 2014	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	112 RICs consisting of 232 Portfolios	None
Dr. Matina S. Horner 1939	Director	Since 2007	Executive Vice President, Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 153 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 1939	Director	Since 2007	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President Emeritus, Hudson Institute (policy research organization) from 2011 to 2012, President thereof from 1997 to 2011 and Trustee from 1980 to 2012; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (global internet service) since 2005; Director, Cerego, LLC (educational software) since 2005; Director, Cybersettle (online adjudication) since 2009; Director, AIMS Worldwide, Inc. (marketing) from 2007 to 2012.	33 RICs consisting of 153 Portfolios	None
Ian A. MacKinnon 1948	Director	Since 2012	Director, Kennett Capital, Inc. (investments) since 2006; Director, Free Library of Philadelphia from 1999 to 2008.	33 RICs consisting of 153 Portfolios	None
Cynthia A. Montgomery 1952	Director	Since 2000	Professor, Harvard Business School since 1989; Director, McLean Hospital from 2005 to 2012; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 153 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 1947	Director	Since 2007

Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Director, The West Penn Allegheny Health System (a not-for-profit health system) from 2008 to 2013; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.

				33 RICs consisting of 153 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 1945	Director	Since 2007	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 153 Portfolios	None

46	ANNUAL REPORT	OCTOBER 31, 2014

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
Toby Rosenblatt 1938	Director	Since 2007	President, Founders Investments Ltd. (private investments) since 1999; Director, Forward Management, LLC since 2007; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 153 Portfolios	None
Kenneth L. Urish 1951	Director	Since 2007

Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Immediate past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.

				33 RICs consisting of 153 Portfolios	None
Frederick W. Winter 1945	Director	Since 2007	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 153 Portfolios	None

[1]    The address of each Director and Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

[2]    Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999. Frank J. Fabozzi first became a member of the board of other funds advised by BlackRock Advisors, LLC or its affiliates in 1988.

Interested Directors[3]
Paul L. Audet 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	141 Funds 329 Portfolios	None
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	141 RICs consisting of 329 Portfolios	None

[3]    Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Fund based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Fund based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet, Dr. Fabozzi and Mr. Gabbay are also directors of the BlackRock registered closed-end funds and directors of other BlackRock registered open-end funds. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 75. The Board has determined to extend the terms of Directors on a case-by-case basis, as appropriate.

ANNUAL REPORT	OCTOBER 31, 2014	47

Officers and Directors (concluded)

Name, Address and Year of Birth[1]	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[2]
John M. Perlowski 1964	Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Jennifer McGovern 1977	Vice President	Since 2014	Director of BlackRock. since 2011; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014	Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Benjamin Archibald 1975	Secretary	Since 2012

Managing Director of BlackRock since 2014; Director of BlackRock from 2010 to 2013; Assistant Secretary of the BlackRock-advised funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] The address of each Trustee and Officer is c/o BlackRock, Inc., Park Avenue Plaza, 55 East 52nd Street, New York, NY 10055
[2] Officers of the Funds serve at the pleasure of the Board.
Further information about the Officers and Directors is available in the Funds’ Statements of Additional Information, which can be obtained without charge by calling (800) 441-7762.

Effective September 19, 2014, Brendan Kyne resigned as a Vice President of the Funds and Jennifer McGovern became a Vice President of the Funds.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodian Brown Brothers Harriman & Co. Boston, MA 02109	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisors BlackRock International Limited Edinburgh, Scotland United Kingdom EH3 8JB	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Legal Counsel Sidley Austin LLP New York, NY 10019

48	ANNUAL REPORT	OCTOBER 31, 2014

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ANNUAL REPORT	OCTOBER 31, 2014	49

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

50	ANNUAL REPORT	OCTOBER 31, 2014

This report is intended for existing shareholders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

EMLA-10/14-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Latin America Fund, Inc.	$38,115	$35,463	$0	$0	$13,850	$13,850	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,555,000	$2,865,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

2

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Latin America Fund, Inc.	$13,850	$13,850

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,555,000 and $2,865,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

3

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by
Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(b) Certifications – Attached hereto

4

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Latin America Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Latin America Fund, Inc.

Date:	January 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Latin America Fund, Inc.

Date:	January 2, 2015

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Latin America Fund, Inc.

Date:	January 2, 2015

5